Exhibit 27(l). Opinion and Consent of Independent Actuary.

TO BE FILED BY A POST-EFFECTIVE AMENDMENT FILED BEFORE THE EFFECTIVE DATE OF THIS AMENDED REGISTRATION STATEMENT.